UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)     September 17, 2010

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code    (203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Entry into Material Definitive Agreement

On September 17, 2010, the Company entered into Amendment No. 2 to the Amended and Restated Credit Agreement by and among Photronics, Inc., the Foreign Subsidiary Borrowers from time to time parties thereto, and JPMorgan Chase Bank, N.A. in its capacity as Administrative Agent for itself and the other lenders and as Collateral Agent, RBS Citizens, National Association as Syndication Agent (the “Credit Agreement”) and TD Bank, N.A. Amendment No. 2 amends Section 6.01(e) - Indebtedness - of the Credit Agreement by increasing the dollar amount set forth in Section 6.01(e) from $20,000,000 to $30,000,000. Amendment No. 2 also amends Section 6.11(d) Maximum Capital Expenditures - by increasing the amount set forth under Maximum Capital Expenditures as set forth in the amendment.

Item 9.01.		Financial Statements and Exhibits
(d)	Exhibits
	99.1	Amendment No. 2 to the Amended and Restated Credit Agreement dated as of September 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE:	September 21, 2010	BY	/s/ Richelle E. Burr
Richelle E. Burr
Vice President, General Counsel

PHOTRONICS, INC.